SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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CYCLACEL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Cyclacel Pharmaceuticals, Inc.

200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
United States of America

April 5, 2007

Dear Fellow Stockholder,

I am pleased to invite you to attend our 2007 Annual Meeting of Stockholders, which will be held on Monday, May 21, 2007, beginning at 2.00 p.m., Eastern Time, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922.

This year, you are being asked to elect three directors nominated by the Board of Directors upon the recommendation of our Nominating and Corporate Governance Committee, to amend our 2006 Equity Incentive Plan to increase the number of shares of common stock issuable under such plan by an additional 1,384,205 shares, to an aggregate of 3,000,000 shares, and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Your Board of Directors urges you to read the accompanying proxy statement carefully and recommends that you vote ‘‘FOR’’ each of these proposals.

At the meeting, we will also report on Cyclacel’s progress over the past year and we will provide you with an opportunity to meet members of our management team and Board of Directors and will respond to questions that you may have.

We hope that you will be able to join us at our Annual Meeting. Whether or not you expect to attend, please be sure to vote your shares by signing, dating, and returning the proxy card in the envelope provided or by attending the meeting in person.

You will be asked to register at the Annual Meeting prior to admission if you attend. If you wish to register in advance of the Annual Meeting, please contact our investor relations office by telephone at (908) 517-7330, by mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, or by e-mail to investor@cyclacel.com.

I look forward to seeing you at this year’s Annual Meeting.

Yours sincerely,
/s/ Spiro Rombotis
Spiro Rombotis
President and Chief Executive Officer

CYCLACEL PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2007

To the Stockholders of
Cyclacel Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of Cyclacel Pharmaceuticals, Inc. will be held on May 21, 2007 (the ‘‘Annual Meeting’’), for the following purposes:

1. To elect three Class 1 directors to hold office until the 2010 Annual Meeting and until their successors are duly elected and qualified;

2. To approve the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder by an additional 1,384,205 shares, to an aggregate of 3,000,000 shares;

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2007; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on April 4, 2007, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A total of 20,407,621 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

For the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote will be available for inspection at our offices at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, for such purposes as are set forth in the General Corporation Law of the State of Delaware.

At least a majority of all issued and outstanding shares of common stock is required to constitute a quorum. Accordingly, whether you plan to attend the annual meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. In the event you are able to attend the meeting, you may revoke your proxy and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Paul McBarron Paul McBarron Secretary

INFORMATION ABOUT THE MEETING AND VOTING	1
General	1
Summary of Proposals to be Voted Upon by Stockholders	1
Proxies	1
Stockholders Entitled to Vote	2
Establishing a Quorum	2
Votes Required, Broker Non-Votes and Abstentions	2
Costs of Solicitation of Proxies	2
Dissenters’ Rights	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
MANAGEMENT	5
EXECUTIVE COMPENSATION	10
Compensation Discussion and Analysis	10
Summary Compensation Table	14
Grants of Plan-Based Awards	15
Outstanding Equity Awards at Fiscal Year-End	16
Option Exercises and Stock Vested	17
Pension Benefits	17
Employment Agreements and Potential Payments	17
Director Compensation	17
Equity Compensation Plan Information	18
Compensation Committee Report on Executive Compensation	19
REPORT OF THE AUDIT COMMITTEE	20
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	20
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS	21
Proposal 1: Election of Class 1 Directors	21
Proposal 2: Approval of Amendment of the 2006 Equity Incentive Plan	22
Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm	29
OTHER MATTERS	31
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS	31
Appendix A: Compensation and Organization Development Committee Charter	A-1
Appendix B: The 2006 Equity Incentive Plan	B-1

CYCLACEL PHARMACEUTICALS, INC.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey, 07922
(908) 517 7330

PROXY STATEMENT
2007 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Cyclacel Pharmaceuticals, Inc. to be used at our 2007 Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) to be held on Monday May 21, 2007, at 2.00 p.m., Eastern Time, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting. These proxy materials are being mailed on or about April 9, 2007 to all stockholders entitled to notice of and to vote at the Annual Meeting.

Summary of Proposals to be Voted Upon By Stockholders

Proposal 1:	Election of Three Class 1 Directors to Hold Office Until the 2010 Annual Meeting

Our Board of Directors is divided into three classes of directors. Each class is elected to serve for a three-year term. This year, three current Class 1 directors have been nominated to serve until the 2010 Annual Meeting and until their successors have been duly elected and qualified. The nominated directors are as follows:

•	Sir John Banham, who has served on our Board of Directors since March 2006.

•	Professor Gordon McVie, who has served on our Board of Directors since March 2006.

•	Mr. Daniel Spiegelman, who has served on our Board of Directors since September 2004.

The Board of Directors recommends that stockholders vote ‘‘FOR’’ Proposal 1.

Proposal 2:    Approval of the Amendment of the 2006 Equity Incentive Plan

On March 9, 2007 the Board of Directors approved the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable under the 2006 Equity Incentive Plan by an additional 1,384,205 shares, to an aggregate of 3,000,000 shares.

The Board of Directors recommends that stockholders vote ‘‘FOR’’ Proposal 2.

Proposal 3:    Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2007. Ernst & Young LLP has served as our independent registered public accounting firm since 1996.

The Board of Directors recommends that stockholders vote ‘‘FOR’’ Proposal 3.

Proxies

Holders of our common stock who are entitled to vote are urged to sign the enclosed proxy card and return it promptly in the return envelope provided. Proxies will be voted in accordance with such holders’ directions. If no directions are given, proxies will be voted ‘‘FOR’’ the election as Class 1 directors of the nominees named herein, ‘‘FOR’’ the amendment of the 2006 Equity Incentive Plan and ‘‘FOR’’ ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, and, as to any other business that may come before the Annual Meeting, in accordance with the judgment of the person or persons named in the proxy. The Board of Directors knows of no other business to be presented at the Annual Meeting. The proxy may be revoked at any time prior to the voting thereof by providing written notice of revocation to us at 200 Connell Drive Suite 1500, Berkeley Heights, New Jersey, 07922, Attention: Paul McBarron, Chief Operating Officer and Executive Vice President, Finance, and Secretary. The proxy may also be revoked by submitting to us prior to the Annual Meeting a more recently dated proxy or by attending the Annual Meeting and voting in person.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on April 4, 2007, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that date, there were 20,407,621 shares of common stock outstanding. Each share of common stock is entitled to one vote.

Establishing a Quorum

The holders of a majority of the issued and outstanding shares of common stock entitled to vote, whether present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Shares as to which a broker indicates that it has no discretion to vote and which are not voted, known as ‘‘broker non-votes,’’ will be considered present at the Annual Meeting for the purpose of determining the presence of a quorum. Proxies marked as abstaining on any matter to be acted upon by the stockholders will be treated as present at the Annual Meeting for purposes of determining a quorum.

Votes Required, Broker Non-Votes and Abstentions

For Proposal 1, the affirmative vote of a plurality of the shares of common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting is required to elect the nominees for election as Class 1 directors. Thus, broker non-votes and withholding authority will have no effect on the outcome of the vote for the election of directors. Brokers do, however, have discretionary authority to vote shares held in their name on this proposal, even if they do not receive instructions from the beneficial owner.

For Proposal 2, the affirmative vote of a majority of votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to approve the amendment of the 2006 Equity Incentive Plan to increase the number of shares of common stock issuable thereunder. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker on how to vote on this proposal, your broker will not vote your shares on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote ‘‘against’’ this proposal.

For Proposal 3, the affirmative vote of a majority of votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2007. Abstentions will have the effect of a vote ‘‘against’’ this proposal. Because broker non-votes are not considered to be votes cast, they will have no effect on the vote for this proposal. Brokers do, however, have discretionary authority to vote shares held in their name on this proposal, even if they do not receive instructions from the beneficial owner. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2007, the Audit Committee of our Board of Directors will reconsider its selection.

Costs of Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this proxy statement and accompanying materials, will be borne by us. We have engaged Morrow & Co., Inc. to assist us with the solicitation of proxies for a fee of $5,000, plus expenses. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) certain highly compensated officers, (iii) all of our directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings. The address for each of the directors and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive Suite 1500, Berkeley Heights, New Jersey, 07922.

Addresses of other beneficial owners are noted in the table.

As of the Record Date, we had 20,407,621 shares of common stock outstanding.

	Number of Shares Beneficially Owned(1)	Percentage Owned
Directors and Executive Officers
Sir John Banham(2)	55,597	*
Dr. Judy Chiao(3)	95,135	*
Dr. Christopher Henney(4)	65,667	*
Dr. Robert Jackson(5)	127,787	*
Pierre Legault(6)	—	*
Paul McBarron(7)	137,784	*
Professor Gordon McVie(8)	18,750	*
Spiro Rombotis(9)	454,282	1.76%
Daniel Spiegelman(10)	30,062	*
Dr. David U’Prichard(11)	57,806	*
Dr. John Womelsdorf(12)	—	*
Executive officers and directors as a group (11 persons)	1,042,870	4.05%
5% Stockholders
Federated Kaufman Fund(13)	4,250,000	16.51%
Frontpoint Partners LLC(14)	2,596,894	10.09%
Deerfield Capital L.P. and Deerfield Management Company, L.P.(15)	1,812,501	7.04%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of April 4, 2007. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned.

(2)	Includes 18,750 shares issuable upon the exercise of options to purchase common stock.

(3)	Includes 48,967 shares issuable upon the exercise of options to purchase common stock.

(4)	Includes 58,500 shares issuable upon the exercise of options to purchase common stock.

(5)	Includes 63,606 shares issuable upon the exercise of options to purchase common stock.

(6)	Includes Nil shares issuable upon the exercise of options to purchase common stock.

(7)	Includes 63,680 shares issuable upon the exercise of options to purchase common stock.

(8)	Includes 18,750 shares issuable upon the exercise of options to purchase common stock.

(9)	Includes 97,834 shares issuable upon the exercise of options to purchase common stock.

(10)	Includes 24,063 shares issuable upon the exercise of options to purchase common stock.

(11)	Includes 37,500 shares issuable upon the exercise of options to purchase common stock.

(12)	Includes Nil shares issuable upon the exercise of options to purchase common stock.

(13)	Includes 1,107,143 shares issuable upon the exercise of warrants to purchase common stock.

(14)	Includes 168,750 shares issuable upon the exercise of warrants to purchase common stock.

(15)	Includes 491,072 shares issuable upon the exercise of warrants to purchase common stock.

MANAGEMENT

Board of Directors

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for our business to be managed by or under the direction of the Board of Directors. The Board of Directors is fixed at eight members under our Amended and Restated Bylaws, as set forth below.

Name	Age	Position
Spiro Rombotis	49	President and Chief Executive Officer; Director
Paul McBarron	47	Chief Operating Officer & Executive Vice President, Finance; Secretary and Director
Sir John Banham	66	Director
Dr. Christopher Henney	66	Vice Chairman; Director
Pierre Legault	46	Director
Dr. Gordon McVie	62	Director
Daniel Spiegelman	48	Director
Dr. David U’Prichard	59	Chairman; Director

Set forth below is certain biographical information about our current directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his class is nominated. Sir John Banham, Professor Gordon McVie, and Mr. Daniel Spiegelman are in the class of directors whose term expires at the Annual Meeting and, if elected, would serve until our 2010 annual meeting. Messrs. Rombotis, U’Prichard and Legault are in the class of directors whose term expires at the 2008 annual meeting of stockholders. Mr Legault was appointed to the Board of Directors in March 2007. Messrs. McBarron and Henney are in the class of directors whose term expires at the 2009 annual meeting of stockholders. There is no family relationship among any of our directors or executive officers.

Nominees as Class 1 Directors (Term to Expire in 2010)

Sir John Banham.    Sir John Banham is currently Chairman of Spacelabs Healthcare, Inc. and Chairman of Johnson Matthey plc, senior non-executive director of AMVESCAP plc and non-executive director of Merchant Trust plc. He is past Director General of the Confederation of British Industry (CBI) and past Chairman of Whitbread plc, Geest plc, ECI Partners LLP, Tarmac plc and Kingfisher plc. His public sector appointments comprise first Controller of the Audit Commission and first Chairman of the Local Government Commission for England. He was formerly Honorary Treasurer of the United Kingdom’s Cancer Research Campaign prior to its merger with Imperial Cancer Research. He is a graduate of Cambridge University in Natural Sciences and has honorary degrees from a number of British universities.

Professor Gordon McVie, D.Sc. (Hon), MBChB, MRCP, M.D., FRCP, FRCPS, FmedSci.     Professor McVie is currently Chief Executive Officer and a director of Cancer Intelligence Limited, a cancer consulting company, former Joint Director General of Cancer Research UK and former Director General of the Cancer Research Campaign. Previously, he was Clinical Research Director at the Netherlands Cancer Institute in Amsterdam. From 1976 to 1979 he was the first NHS Consultant Medical Oncologist in Scotland at The Cancer Research Campaign Unit in Glasgow. He is the European editor of JNCI (Journal of the National Cancer Institute) and Senior Consultant to the European Institute of Oncology, Milan, Italy. He has authored five books and over 200 research papers.

Daniel Spiegelman, M.B.A.    Mr Spiegelman had served as one of Xcyte’s directors since September 2004, and continued on as a director of the company. Mr Spiegelman has served as the Senior Vice President and Chief Financial Officer of CV Therapeutics, Inc. since September 1999. From January 1998 to September 1999, Mr. Spiegelman served as the Vice President and Chief

Financial Officer of CV Therapeutics, Inc. From 1991 until 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, holding various positions in the Treasury department, including the position of Treasurer from 1996 to 1998. Mr. Spiegelman holds a B.A. in Economics from Stanford University and an M.B.A. from Stanford Graduate School of Business. Mr. Spiegelman currently serves as a member of the board of directors of Affymax, Inc.

Continuing Class 2 Directors (Term to Expire in 2008)

Spiro Rombotis.    Mr. Rombotis joined Cyclacel in August 1997 and has over 24 years of experience with pharmaceutical and biotechnology companies. He was previously Vice President of International Operations and Business Development;Managing Director, Europe; and Director, Japanese joint venture, at The Liposome Company, Inc. Mr. Rombotis also served as Vice President, Pharmaceuticals for Central and Eastern Europe and as Director of International Marketing at Bristol-Myers Squibb Company. He was Head of European Marketing and Sales and Head of Corporate Development at Centocor, Inc. as well as working in Business Development at Novartis AG. He holds a B.A. from Williams College and an M.B.A. and Master’s degree in Hospital Management with honors, from the Kellogg Graduate School of Management where he serves on the Kellogg Biotech Advisory Board.

David U’Prichard, Ph.D.    Chairman of the Board. Dr. U’Prichard joined the Board of Directors of Cyclacel in May 2004. He is currently President of Druid Consulting LLC, a pharmaceutical and biotechnology-consulting firm, providing customized services to life sciences clients in the United States and Europe. He is also a Venture Partner with Care Capital LLP and Red Abbey Venture Partners, private equity providers. Previously, he was Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. In addition, he held a variety of positions within the pharmaceutical and biotechnology industries, including, President and Chairman of Research and Development for SmithKline Beecham Pharmaceuticals; Executive Vice President and International Research Director, and a Member of the Board of Zeneca Pharmaceuticals; General Manager, Research Department, ICI Pharmaceuticals, and Vice President Biomedical Research, ICI Pharmaceuticals; and Senior Vice President and Scientific Director for Nova Pharmaceutical Corporation. He is a director of BioAdvance (Philadelphia), Invitrogen Corporation, Lynx Therapeutics, SR Pharma, Ben Franklin Technology Partners of Southeastern Pennsylvania and the Life Sciences Research Foundation in Baltimore, Maryland. He is the non-executive Chairman of Oxagen. He was Chairman of the Pennsylvania Biotechnology Association in 2004-2005. From 1992 to 1997 he was a member of the board of the Biotechnology Industry Organization (BIO). He received a B.Sc. in Pharmacology from University of Glasgow in 1970 and a Ph.D. in Pharmacology from University of Kansas in 1975.

Pierre Legault, C.A., M.B.A.    Mr. Legault is currently Group Executive Vice President, The Jean Coutu Group (PJC) Inc., with overall management responsibilities for the Brooks Eckerd operations in the United States. Previously, he was Worldwide President of Sanofi Aventis Dermatology (19 countries). Prior to that, he was Senior Vice-President Finance and Treasury of Aventis Pharmaceutical worldwide. Prior to such time, he was Chief Financial Officer of Hoechst Marion Roussel (North America) and of Marion Merrell Dow (North America). He is a chartered accountant, and a member of the U.S. Certified Public Accounting Association, who earned a bachelor’s degree at Les Hautes Études Commerciales (HEC Montréal) and an MBA at McGill University.

Continuing Class 3 Directors (Term to Expire in 2009)

Paul McBarron.     Mr. McBarron joined Cyclacel in January 2002 and has over 15 years of experience as a financial executive with pharmaceutical and biotechnology companies. Since 1996, he was a senior member of the finance team at Shire Pharmaceuticals Group plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company employing fewer than 100 people. He was previously employed in various financial positions at Sterling Drug, Inc. and SmithKline Beecham Pharmaceuticals and qualified as a chartered accountant with Ernst & Young.

Christopher S. Henney, Ph.D., D.Sc.    Dr. Henney had served as one of Xcyte’s directors since March 2005, and continued on as Vice Chairman of the Company. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. Dr. Henney currently serves as Chairman of Biomira, Inc. and SGX Pharmaceuticals, Inc., and is a director of Bionomics Ltd. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology.

Additional Information Concerning the Board of Directors and its Committees

Meeting Attendance.     The Board of Directors held seven regular meetings in 2006. The Board of Directors has established three standing committees, (1) the Compensation and Organization Development Committee, (2) the Audit Committee and (3) the Nominating and Corporate Governance Committee. These committees held a total of ten meetings during fiscal year 2006. No director during the time in which such director served as our director attended fewer than 75% of the aggregate number of meetings held during the fiscal year by the Board of Directors and the committees of the Board on which he served. For purposes of this measurement, meetings do not include actions taken by unanimous written consent.

Director Independence.    Our Board of Directors has determined that each of the following directors is an ‘‘independent director’’ as such term is defined by The Nasdaq Stock Market, Inc. (‘‘Nasdaq’’):

•	David U’Prichard, Ph.D.

•	Sir John Banham

•	Christopher Henney, Ph.D, D.Sc.

•	Pierre Legault, C.A., M.B.A.

•	Gordon McVie, M.D., D.Sc.

•	Daniel Spiegelman, M.B.A.

The Board of Directors has also determined that each member of the Compensation and Organization Development Committee, the Audit Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee prescribed by Nasdaq and the SEC.

Audit Committee.    The current members of our Audit Committee are Mr Legault, who is the chairperson, Sir John Banham, Dr. Henney and Mr Spiegelman. The Board of Directors has determined that Pierre Legault is a ‘‘financial expert’’ as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Please see the biographical information for Mr Pierre Legault contained in the section above entitled, ‘‘Management — Board of Directors.’’

The Audit Committee of the Board of Directors oversees and monitors the processes management has in place to maintain the reliability and integrity of our accounting policies and financial reporting processes, to ensure the adequacy of internal accounting, financial reporting and disclosure controls, and to comply with legal and regulatory requirements that may impact our financial reporting and disclosure obligations. The Audit Committee is also responsible for reviewing the qualifications, independence and performance of, and selecting or replacing, if necessary, our independent registered public accounting firm and approving all audit and non-audit services and fees related thereto. In addition, the Audit Committee is responsible for reviewing, in consultation with our management and independent registered public accounting firm, the scope and results of (1) reviews of our quarterly financial statements, (2) audits of our annual financial statements, and (3) audits of our system of internal control over financial reporting and management’s assessment of the effectiveness thereof. The Audit Committee may also perform other duties and responsibilities as the Audit Committee or the Board of Directors deems appropriate or necessary, including reviewing, evaluating and approving related-party or similar transactions or relationships. The Audit Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board of Directors for approval. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation and Organization Development Committee.    The Compensation and Organization Development Committee of the Board of Directors is composed entirely of directors who are not our current or former employees. The Committee is responsible for establishing and administering our executive compensation policies. The current members of our Compensation and Organization Development Committee are Dr. Christopher Henney, who is the chairperson, Professor Gordon McVie and Dr. David U’Prichard. Please also see the report of the Compensation and Organization Development Committee set forth elsewhere in this proxy statement.

Nominating and Corporate Governance Committee.    The current members of our Nominating and Corporate Governance Committee are Sir John Banham, who is the chairperson, Professor Gordon McVie and Mr. Daniel Spiegelman. The functions of the Nominating and Corporate Governance Committee include making recommendations to the full Board of Directors as to particular nominees for election or appointment to the Board of Directors; making recommendations to the full Board of Directors as to the membership, structure and operations of the committees of the Board; reviewing and assessing the adequacy of our corporate governance guidelines, principles and practices and recommending changes to the full Board of Directors for approval; monitoring compliance with our Corporate Code of Conduct and Ethics; and reviewing and maintaining oversight of matters relating to the independence, operation and effectiveness of the Board of Directors and committee members. The Nominating and Corporate Governance Committee maintains a written charter that outlines its responsibilities, which it reviews and reassesses annually and recommends any changes to the Board of Directors for approval, a copy of which can be viewed on our website (www.cyclacel.com ).

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as other directors or officers or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider any factors it deems relevant, including, among other factors, a candidate’s personal integrity and judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a priority need on the Board, the willingness of the candidate to commit sufficient time to attend to his or her duties or responsibilities as a director of a public company, and concern for the long-term interests of our stockholders.

In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at our 2008 Annual Meeting of Stockholders, such a recommendation should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Paul McBarron, Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922. Any such written recommendation should include a minimum of the following: (a) all information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (b) the name(s) and address(es) of the stockholder(s) making the recommendation; and (c) appropriate biographical information and a statement as to the qualification for service on our Board of Directors of the recommended person. Any such recommendation should be submitted in the time frame for stockholder proposals which are to be included in proxy materials for the Annual Meeting to be held in 2008 under the caption ‘‘Stockholders’ Proposals and Nominations for Director for 2008 Annual Meeting’’ set forth elsewhere in this proxy statement.

Compensation Committee Interlocks and Insider Participation.    None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation and Organization Development Committee.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (908) 517-7330 or email at investor@cyclacel.com. Stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922. All stockholder communications will be considered by the non-employee members of our Board of Directors.

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also members of our Board of Directors:

Name	Age	Position
Dr. Robert Jackson	64	Senior Vice President and Chief Scientific Officer
Dr. Judy Chiao	47	Vice President, Clinical Development and Regulatory Affairs
Dr. John Womelsdorf	43	Vice President, Business Development

Judy Chiao, M.D.    Dr. Chiao joined Cyclacel in December 2004. She was previously Vice President, Oncology Clinical Research and Development at Aton Pharma Inc., a wholly owned subsidiary of Merck & Co. Prior to Aton’s acquisition by Merck she was responsible for leading the clinical development of SAHA, a histone deacetylase inhibitor, for hematologic and solid tumor indications. She was a Senior Medical Reviewer, Division of Oncology Drug Products, Center for Drug Evaluation and Research, U.S. Food and Drug Administration, where she was the agency’s primary reviewer for a range of oncology drugs and regulatory subjects. She also presented the FDA’s views in several New Drug Application reviews at Oncology Drug Advisory Committees. She earned her Bachelor of Science in Chemistry (summa cum laude) at Columbia University, New York, and received her medical degree from Harvard Medical School. Her internship and residency in internal medicine was carried out at Columbia-Presbyterian Medical Center, New York and she held a Research Fellowship in Molecular Pharmacology at Sloan Kettering Institute for Cancer Research and a Clinical Fellowship in Hematology/Oncology at Memorial Sloan Kettering Cancer Center both in New York City. She has also been a member of a number of FDA-related working groups and has also been a Core Member of the Pharsight-FDA Cooperative Research and Development Agreement (CRADA) on clinical trial simulation and population pharmacokinetic analysis software for drug development.

Robert Jackson, Ph.D.    Dr. Jackson joined Cyclacel in January 2001. He was previously the Director of Research and Development and a member of the Board of Directors at Celltech Group plc. He was also Executive Director of Research and Development, Chief Operating Officer and a member of the Board of Directors at Chiroscience Group plc, which was acquired by Celltech in 1999. Before these appointments, he was Vice President of Research and Development at Agouron Pharmaceuticals, Inc., and headed cancer research at DuPont Pharmaceuticals and Warner-Lambert Company. He holds a B.A. from the University of Cambridge and a Ph.D. from the University of London, Institute of Cancer Research. Dr. Jackson retired from his position at Cyclacel as of March 31, 2007.

John Womelsdorf, Ph.D.    Dr. Womelsdorf joined Cyclacel in August 2006 and has more than 20 years experience in business development roles in several pharmaceutical companies. Most recently he was at, Johnson & Johnson (J&J) where he served as Executive Director, Licensing and New Business Development of the Pharmaceuticals Group. Prior to joining J&J, Dr. Womelsdorf worked as a Global Licensing Director for F. Hoffmann-La Roche, Inc. He was previously a Business Development Fellow at Baxter International, Inc. where he worked closely with Research and Development licensing in early technologies. Dr. Womelsdorf earned his Bachelor of Science degree in 1988 and his Ph.D. in Physical Chemistry in 1993 from Stevens Institute of Technology. He also earned an M.B.A. from Columbia University in 1997.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis has been prepared to provide shareholders with information we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of our executive officers, including the named executive officers in the executive compensation tables.

Overview

The Compensation and Organization Development Committee of our board of directors makes all decisions regarding the compensation of our executive officers, which decisions are subject to ratification by our board of directors. The Committee is composed entirely of independent directors and meets on a regular basis. In 2006, the Committee met four times and considered several substantive issues, including a review of all aspects of compensation of all employees. Most recently, in March 2007 when the Committee reviewed the compensation of our directors.

The Committee reviewed the compensation of executives based in both the United States and the United Kingdom for roles that could be undertaken by executives regardless of their geographical location. The Committee decided that all executive salaries and compensation, regardless of geographical location, be paid in United States Dollars, and will review the impact of this decision and consider possible changes in the summer of 2007.

The Committee is authorized to engage and retain any independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation and benefit plans. No third party consultant was engaged in 2006, although the Committee did consult independent external compensation survey data as part of the Committee’s decision-making process. The Committee intends to initiate engagement of a third party consultant in 2007.

General Compensation Philosophy

We recognize the importance of maintaining sound principles for the development and administration of our compensation and benefits programs. The overall compensation philosophy of the company is primarily driven by our business environment and our desire to align the interest of the employees with the interests of Cyclacel shareholders. It is also based on the principles of competitive and fair compensation, as well as our goal to attract, retain and motivate qualified employees. The compensation and benefit plans are designed to enable us to meet our corporate goals and performance. The objectives of our compensation structure are to:

•	enable the company to attract, engage and retain key executives and employees critical to future success;

•	motivate and inspire employee behavior which fosters a high performance culture; and

•	support the overall business objectives and ensure that a significant component of the compensation opportunity will be related to factors that both directly and indirectly influence shareholder value.

We measure the success of our compensation plans on overall business performance and our ability to attract and retain key talent which, in turn, will minimise risk and optimize return for our shareholders.

To this end, the Committee, in collaboration with executive management, affirm that the total compensation plan should consist of:

•	Annual salary. Designed to reward the core competence in the executive role relative to the skills, experience and contribution to the company.

•	Annual cash incentive/bonus awards. Designed to reward the executive for specific contributions to the company aligned to both corporate and individual objectives.

•	Long-term equity compensation. Designed to align the executives’ interests with those of the shareholders.

•	Certain other benefits, including retirement and welfare plans.

The use of the above components of our overall compensation plan enables us to reinforce our pay for performance philosophy and strengthen our ability to attract and retain high caliber and experienced executives. We believe that our combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with longer-term shareholder value and facilitates effective executive recruitment and retention.

We seek to target both short and long-term compensation levels competitively among a peer group of biopharmaceutical companies based on available survey data. The companies that comprise our peer group have been selected to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to ours and have businesses which compete with us for executive talent. We have related our activities to the compensation practices of several peer and other companies, including some that are three times larger than us. These peer companies included, among others: Ariad Pharmaceuticals, Array Biopharma, Arqule, Biocryst Pharmaceuticals, CombinatoRx, Cytokinetics and Sunesis Pharmaceuticals..

In addition to reviewing executive officers’ compensation against comparable groups, the Committee also considers recommendations from the President and Chief Executive Officer regarding total compensation for executive officers who report directly to him. Management also provides the Committee with historical data for the total compensation and components for each executive officer. Considerable weight was given to the historical data of Cyclacel.

Compensation Components

Base Salary

The salaries of our executive officers are the only non-variable element of our compensation and are reviewed on an annual basis. The salaries reflect each executive’s responsibilities, the importance and impact of the executive’s role, and the contribution each executive delivers to Cyclacel. Salary revisions are based on an evaluation of the individual’s performance, as part of the company’s Annual Performance Review process and related salary revision matrix, in addition to level of pay compared to biotechnology industry peer group company levels. Within this comparison group, we seek to make comparisons to executives who are comparable in terms of (a) level of responsibility and (b) expected level of contribution to our performance. Performance-related increases generally take effect as of January 1 of each year.

Annual Cash Bonus

Our annual ‘‘Incentive Compensation Plan’’ is designed to reward achievement at specified levels of corporate and individual performance. For 2006, the performance criteria were related to corporate objectives only. For 2007 and going forward, it is anticipated that the performance criteria are to be established in relation to both organizational goals and objectives related to the individual officer’s specific area of responsibility. The Committee determines the amount of each executive’s bonus based on an assessment by the Committee of such officer’s progress toward achieving the established goals. Bonuses are typically awarded on an annual basis. Each officer position has an assessed target bonus level, expressed as a percent of annual salary. The target bonus levels which are to be reviewed for 2007 are set to be competitive with target bonuses for similar positions in peer companies and are based on a number of factors, including market trends in business generally, and in the biopharmaceutical industry in particular.

In 2006, the performance objectives for our executive officers were as follows:

•	Seliciclib to begin Phase IIb double-blinded randomized discontinuation trial in 3rd-line Non-Small Cell Lung Cancer;

•	Sapacitabine to begin Phase I hematology study;

•	CYC116 Aurora kinase inhibitor file IND submission; and

•	Sapacitabine Phase I hematology interim data.

In assessing performance against the objectives for 2006, the Committee considered the actual results against the specific deliverables associated with each objective, the extent to which each objective was a challenging one for the organization and whether any external factors had an impact on these objectives. The Committee assessed the level of achievement against each objective and then determined an overall assessment for each executive officer. The Committee also considered the performance achievements in relation to shareholder value.

Long-Term Equity Compensation

We believe that long-term incentive compensation, in the form of stock options and restricted stock grants, ensures that our executive officers have an ongoing stake in the long-term success of the company, as well as giving our employees the opportunity to share in any appreciation in the value of our common stock. The Committee supports the belief that equity participation aligns employees’ interests with those of the shareholders. However we have not yet instituted stock ownership or retention guidelines for executives or directors of Cyclacel.

Our stock option plan enables us to:

•	enhance the link between the creation of shareholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of compensation.

Stock option levels are determined based on internal capacity and independent market data, vary among participants based on positions within the company and are generally granted on an annual basis. The amounts of the awards are designed to reward past performance and create incentives to meet longer-term objectives.

Awards are made at a level calculated to be competitive relative to peer companies within the sector in which we operate. We grant non-qualified stock options and incentive stock options at an exercise price set by the value of the company’s common stock at the close of market trading on the date of the grant and it is the Committee s intention to make such grants only on trading days. The option-vesting periods encourage officers and all company employees to work with a long-term view of our performance, and reinforce their long-term affiliation with the company. The stock option plan provisions help reduce officer and employee turnover so that we may retain the knowledge and skills of our valued officers and employees. The plan provides that awards will be cancelled if an executive officer violates certain provisions of the plan. These provisions include prohibitions against engaging in activity that is detrimental to us, such as performing services for a competitor, disclosing confidential information or soliciting customers away from the company.

In 2006, the named executive officers were awarded a number of stock options under the 2006 Equity Incentive Plan, with an exercise price equal to the fair market value of Cyclacel common stock on the date of grant. Accordingly, those stock options will have value only if the market price of our common stock increases after that date. The number of stock options granted to our named executive officers in 2006 are outlined in the table describing Grants of Plan-Based Awards.

Other Benefits

We provide a number of benefits as part of our overall remuneration package to all eligible employees including the named executive officers.

We also operate two defined contribution retirement plans — a qualified 401(k) Plan for our US-based employees, including some of the named executive officers, and a group personal pension plan for our UK-based employees, which include our other named executive officers. Each plan allows employees to contribute up to the limits imposed by the Internal Revenue Code (US) and Inland Revenue (UK) on a pre- or after-tax basis. We provide for matching payments up to a maximum of six percent of employee contributions.

We also provide other benefits such as medical, dental, life insurance and long-term disability coverage to each named executive officer, as well as to the majority of our other employees.

In addition, we provide vacation and other paid holidays to all employees, including our named executive officers, which are in line with our peers in the industry.

Tax Considerations

The Committee’s compensation strategy is to be cost and tax effective. Therefore, the Committee’s policy is to preserve corporate tax deductions, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the company and its shareholders, even if such arrangements do not always qualify for full tax deductibility. While there are differences in US and UK tax laws regarding compensation, we have attempted to design our strategy to be as beneficial to all of our employees as possible, regardless of geographical location.

President and Chief Executive Officer’s Compensation

The Committee does not rely solely on predetermined formulae or a limited set of criteria in evaluating the President and Chief Executive Officer’s performance for the year. Our philosophy, goals and performance expectations are similar to those previously discussed for our other named executive officers. For fiscal year 2006, Mr. Rombotis’ annual base salary was $400,000. In determining Mr. Rombotis’ compensation for fiscal year 2007, the Committee considered the continuing achievement of our short- and longer-term goals. The Committee also considered the effectiveness of Mr. Rombotis’ leadership of Cyclacel and the resulting success in the attainment of priority goals, particularly those related to clinical development of its lead candidates, regulatory filings, product pipeline development, financial strength of the company and Mr. Rombotis’ overall compensation relative to that of other chief executive officers in the biotechnology industry.

The compensation actions described below are based on the Committee’s assessment of Mr. Rombotis’ ongoing performance, how his contributions impacted Cyclacel’s results for fiscal 2006 and the importance of his continued leadership to our success in the future. As such, on December 21, 2006, based on the overall assessment of the foregoing factors, the Committee increased Mr. Rombotis’ base salary to $425,000, effective as of January 1, 2007. In addition, the Committee awarded Mr. Rombotis an annual cash incentive award of $175,000. The Committee also awarded Mr. Rombotis 160,000 stock options on December 21, 2006, under the 2006 Equity Incentive Plan.

Mr. Rombotis’ total compensation for 2006 was $809,180 (this compensation is for the nine-month period from March 27, 2006, when Mr. Rombotis became an employee and named executive officer of the company, to December 31, 2006). The Committee believes that Mr. Rombotis’ total compensation is competitive, fair and consistent with our corporate results and compensation philosophy.

Based on this review, the Committee finds the President and Chief Executive Officer’s total compensation in the aggregate to be reasonable and not excessive.

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal year ended December 31, 2006 to (1) our President and Chief Executive Officer, (2) our Chief Operating Officer and Executive Vice President, Finance and (3) our three most highly compensated executive officers, other than our President and Chief Executive Officer and our Chief Operating Officer and Executive Vice President, Finance, who earned more than $100,000 during the fiscal year ended December 31, 2006. The table includes additional executives who would have been among the three most highly compensated executive officers, other than our President and Chief Executive Officer and our Chief Operating Officer and Executive Vice President, Finance, except for the fact that they were not serving as executive officers of the Company as of the end of December 31, 2006. The amounts reflect the compensation paid or accrued to the executive officers in the nine-month period from March 27, 2006, when the individual became an employee and executive officer of the company following the merger transaction between Xcyte Therapies, Inc. and Cyclacel Limited, to December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Spiro Rombotis, President and Chief Executive Officer(1)	2006	300,000	175,000	—	313,666	—	—	20,514	809,180
Paul McBarron, Chief Operating Officer and Executive Vice President, Finance(1)	2006	200,972	110,000	—	203,996	—	—	26,313	541,281
Robert C Jackson, Ph.D., Senior Vice President and Chief Scientific Officer(1)	2006	187,348	—	—	199,747	—	—	28,334	415,429
Judy Chiao, M.D., Vice President Clinical Development and Regulatory Affairs(1)	2006	195,938	100,000	—	156,990	—	—	13,989	466,917
John F. Womelsdorf, Ph.D., Vice President, Business Development(2)	2006	104,167	25,000	—	16,599	—	—	9,232	154,998
Robert Kirkman, M.D., Former President and Chief Executive Officer(3)	2006	84,230	150,000	—	4,163	—	—	150,000	388,393
Kathi L. Cordova, Former Senior Vice President of Finance and Treasurer(4)	2006	49,041	—	—	2,306	—	—	200,037	251,384

(1)	The figures reflect the total compensation paid to the executive officers in the nine-month period from March 27, 2006, when the individual became an employee and executive officer of Cyclacel, to December 31, 2006.

(2)	John Womelsdorf’s employment commenced on August 1, 2006.

(3)	Robert Kirkman’s employment ended on March 27, 2006. Dr. Kirkman received a bonus of $150,000 on the completion of the merger transaction between Xcyte Therapies, Inc. and Cyclacel Limited.

(4)	Kathi Cordova’s employment ended on March 27, 2006. Ms Cordova was paid a retention bonus of $76,093 and, subsequently, severance of $123,944.

(5)	All other compensation includes the following for all executive officers: payments for private medical insurance, life insurance and permanent health insurance. In addition, Mr. Rombotis, Mr. McBarron and Dr. Jackson were paid $10,000 as compensation for the removal of their entitlement to an annual car allowance of $10,000 to $12,000; matching contributions made under the company’s UK group personal pension plan, to Mr. McBarron ($10,949) and to Dr. Jackson ($11,272), and under the company’s US 401(k) Plan, to Dr. Chiao ($9,000). In addition, Dr. Kirkman was paid a bonus of $150,000 and Ms. Cordova was paid a retention bonus of $76,093 and, subsequently, severance of $123,94.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2006 to each of the executive officers named in the Summary Compensation Table.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(1) ($/Sh)	Grant Date Fair Value of Stock Option Awards(2) ($)
		Thres-hold ($)	Target ($)	Maximum ($)	Thres hold (#)	Maximum (#)	Target (#)
Spiro Rombotis President and Chief Executive Officer(3)	June 14, 2006	—	—	—	—	—	—	—	97,834	6.40	1,319,886
	December 21, 2006	—	—	—	—	—	—	—	160,000	6.95
Paul McBarron Chief Operating Officer and Executive Vice President, Finance (3)	June 14, 2006	—	—	—	—	—	—	—	63,680	6.40	834,603
	December 21, 2006	—	—	—	—	—	—	—	100,000	6.95
Robert C Jackson, Ph.D. Senior Vice President and Chief Scientific Officer(3)	June 14, 2006	—	—	—	—	—	—	—	63,606	6.40	242,850
Judy Chiao, M.D Vice President Clinical Development and Regulatory Affairs(3)	June 14, 2006	—	—	—	—	—	—	—	48,967	6.40	660,134
	December 21, 2006	—	—	—	—	—	—	—	80,000	6.95
John F. Womelsdorf, Ph.D. Vice President, Business Development(4)	September 1 2006	—	—	—	—	—	—	—	8,334	4.65	544,749
	September 30, 2006	—	—	—	—	—	—	—	8,333	4.80
	October 31, 2006	—	—	—	—	—	—	—	48,333	5.68
	December 21, 2006	—	—	—	—	—	—	—	50,000	6.95
Robert Kirkman, M.D. Former President and Chief Executive Officer(5)	—	—	—	—	—	—	—	—	—	—	—
Kathi L. Cordova Former Senior Vice President of Finance and Treasurer(5)	—	—	—	—	—	—	—	—	—	—	—

(1)	The company’s 2006 Equity Incentive Plan provides that the exercise price shall be determined by using the fair market value of the company’s common stock which is defined under the 2006 Equity Incentive Plan as the closing price of the company’s common stock on the NASDAQ Global Market on the grant date.

(2)	The fair value of these grants was determined under FAS 123R.

(3)	The figures reflect the total compensation paid to the executive officers in the nine-month period from March 27, 2006, when the individual became an employee and executive officer of the company to December 31, 2006.

(4) John Womelsdorf’s employment commenced on August 1, 2006.

(5) Robert Kirkman’s and Kathi Cordova’s employment ended on March 27, 2006.

Option awards with a grant date of June 14, 2006 were two-thirds vested on the date of grant, with the remaining third vesting monthly over the 12 months to June 13, 2006. Options with a grant date of December 21, 2006 are exercisable over a four-year period with one-quarter (1/4) of the options granted vesting on December 20, 2007, the first anniversary of the grant date, and 1/36 of the balance of the options granted vesting monthly thereafter. The options granted to Dr. John Womelsdorf, apart from those with a grant date of December 21, 2006, vest over a three-year period.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2006, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Spiro Rombotis, President and Chief Executive Officer(1)	81,529	16,306160,000	—	6.406.95	06/13/16 12/20/16	—	—	—	—
Paul McBarron, Chief Operating Officer and Executive Vice President, Finance(1)	53,067	10,613100,000	—	6.406.95	06/13/16 12/20/16	—	—	—	—
Robert C Jackson, Ph.D., Senior Vice President and Chief Scientific Officer(1)	53,005	10,601	—	6.40	06/13/16	—	—	—	—
Judy Chiao, M.D., Vice President Clinical Development and Regulatory Affairs(1)	40,806	8,16180,000	—	6.406.95	06/13/16 12/20/16	—	—	—	—
John F. Womelsdorf, Ph.D., Vice President, Business Development(2)	—	8,3348,33348,33350,000	—	—	08/31/16 09/29/16 10/30/16 12/20/16	—	—	—	—
Robert Kirkman, M.D., Former President and Chief Executive Officer(3)	—	—	—	—	—	—	—	—	—
Kathi L. Cordova, Former Senior Vice President of Finance and Treasurer(3)	—	—	—	—	—	—	—	—	—

(1)	The figures reflect the total compensation paid to the executive officers in the nine-month period from March 27, 2006, when the individual became an employee and executive officer of the company, to December 31, 2006.

(2)	John Womelsdorf’s employment commenced on August 1, 2006.

(3)	Robert Kirkman’s and Kathi Cordova’s employment ended on March 27, 2006.

Option Exercises and Stock Vested

None of the executive officers named in the Summary Compensation Table exercised options to purchase our common stock during the fiscal year ended December 31, 2006.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Spiro Rombotis President and Chief Executive Officer(3)		—	—	None
Paul McBarron Chief Operating Officer and Executive Vice President, Finance(3)	(1)	—	—	10,949
Robert C Jackson, Ph.D. Senior Vice President and Chief Scientific Officer(3)	(1)	—	—	11,272
Judy Chiao, M.D Vice President Clinical Development and Regulatory Affairs(3)	(2)	—	—	9,000
John F. Womelsdorf, Ph.D. Vice President, Business Development(4)		—	—	None

(1)	Represents matched contributions paid by the company to our UK group personal pension plan.

(2)	Represents matched contributions paid by the company to our US 401(K) retirement plan.

(3)	The figures reflect the total compensation paid to the executive officers in the nine-month period from March 27, 2006, when the individual became an employee and executive officer of the company, to December 31, 2006.

(4)	John Womelsdorf’s employment commenced on August 1, 2006.

Employment Agreements and Potential Payments

We currently do not have employment agreements or severance agreements with either Mr. Rombotis or Mr. McBarron, and our existing agreements with the other named executive officers do not provide for severance or change of control payments. We may be reviewing the advisability of change of control agreements in 2007. Our stock option grants to our named executive officers typically include certain vesting acceleration provisions with respect to a termination or change in control. These provisions are designed to allow the holders of our stock options to be rewarded for their performance during events which may adversely impact them but that are not within their control.

Director Compensation

Non-employee directors receive a fee for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of an annual retainer of $20,000, with an additional $7,000 for chairing either the Compensation and Organization Development Committee or Nominating and Corporate Governance Committee, or an additional $10,000 for chairing the Audit Committee, plus $2,000 for each board meeting attended in person and $1,000 for each board meeting attended telephonically. The non-employee directors are also reimbursed for certain customary business expenses in connection with attending board and committee meetings. The Chairman of our board receives a $54,000 annual retainer for his service as Chairman and the Vice Chairman receives a $34,000 annual retainer for his services. In addition, the Chairman and Vice Chairman are each entitled to receive annually an option to purchase 50,000 shares of our common stock; each of the other non-employee directors is entitled to receive annually an option to purchase 25,000 shares of our common stock and the Chair of the Audit Committee is entitled to receive annually an option to purchase 10,000 shares of our common stock.

As described more fully below, this chart summarizes the annual cash compensation for the company’s non-employee directors during 2006.

Director Compensation for Fiscal Year-End

December 31, 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
David U’Prichard, Ph.D Chairman; Director(1)	58,500	—	117,764	—	—	—		176,264
John Banham Director(1)	35,250	—	58,882	—	—	—		94,132
Christopher S. Henney, Ph.D., D.Sc., Vice Chairman; Director(2)	75,750	—	131,272	—	—	250,000	(3)	457,022
Daniel Spiegelman, Director(2)	41,000	—	84,043	—	—	—		125,043
Gordon McVie, M.D., Ph.D., Director(1)	28,000		58,882	—	—	—		86,882

Note:

(1)	Served as director of the company from March 27, 2006 to December 31, 2006.

(2)	Served as directors of the company for the full year ending December 31, 2006.

(3)	Represents a bonus payment on the successful completion of the merger transaction between Xcyte Therapies, Inc. and Cyclacel Limited.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2006:

	(a)	(b)	(c)
Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,335,841	—	303,454
Equity compensation plans not approved by security holders	—	—	—
Total	1,335,841	—	303,454 (1)

(1)	These plans consist only of our 2006 Equity Incentive Plan.

(2)	This figure does not include the shares of common stock subject to Proposal 2 relating to the amendment of our 2006 Equity Incentive Plan to increase the number of shares of common stock issuable under such plan.

COMPENSATION COMMITTEE REPORT

The Compensation and Organization Development Committee, comprised of independent directors, reviewed and discussed the Compensation Discussion and Analysis (CD&A), required by Item 402 (b) of Regulation S-K, which appears elsewhere in this proxy statement, with the company’s management. Based on the review and discussions, the Compensation and Organization Development Committee recommended to the company’s Board of Directors that the CD&A be included in these Proxy Materials.

Compensation and Organization Development Committee
Dr. Christopher Henney (Chairman) Professor Gordon McVie Dr. David U’Prichard

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval.

In fiscal 2006, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel.

The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of Ernst & Young LLP.

This year, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and Ernst & Young LLP, our independent auditors.

The Audit Committee received from and discussed with the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

2006 Audit Committee
Daniel Spiegelman (Chairman) Sir John Banham Dr. Christopher Henney

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2006, all filing requirements applicable to our current officers, directors and greater than ten percent beneficial owners were filed on a timely basis, except for the following persons: Austin W. Marxe and David M. Greenhouse, filing jointly, did not timely file two reports representing two transactions; Spiro Rombotis did not timely file two reports representing two transactions; David U’Prichard did not timely file two reports representing four transactions; and each of Paul McBarron, Professor Gordon McVie, Dr. Robert Jackson, Dr. Christopher Henney, Dr. Robert Westwood, Dr, Judy Chiao, Sir John Banham and Daniel Spiegelman did not timely file one report representing one transaction.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during our last fiscal year with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS

Background

Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his class is nominated. Sir John Banham, Professor Gordon McVie and Daniel Spiegelman are in the class of directors whose term expires at the Annual Meeting and, if elected, would serve until our 2010 annual meeting.

The Board of Directors has voted to nominate Sir John Banham, Professor Gordon McVie and Daniel Spiegelman for election at the Annual Meeting to serve as Class 1 directors until the 2010 annual meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for either of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Required Vote

A plurality of the votes cast at the Annual Meeting is required to elect each nominee as a director.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF SIR JOHN BANHAM, PROFESSOR GORDON McVIE AND DANIEL SPIEGELMAN AS CLASS 1 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVAL OF AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN

Background

At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the 2006 Equity Incentive Plan, or the 2006 Plan, to increase the number of shares of common stock issuable under the 2006 Plan by an additional 1,384,205 shares, to an aggregate of 3,000,000 shares, which represents approximately 15% of the outstanding common stock.

The 2006 Plan was adopted by the Board of Directors of Xcyte Therapies, Inc. in March 2006 as part of the merger transaction with Cyclacel Limited and was amended upon approval of the stockholders, most recently in July 2006. On March 9, 2007, the Board approved an amendment of the 2006 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2006 Plan by an additional 1,384,205 shares, to a total of 3,000,0000 shares. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel; and

•	the issuance of options to our employees is an integral component of the Company’s compensation policy.

There are currently no stock options reserved under this plan for future grants to executive officers.

The following table sets forth information with respect to the stock options which have been granted to the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the 2006 Plan.

Name	Number of shares subject to options granted under the 2006 Plan
Spiro Rombotis	257,834
Paul McBarron	163,680
Dr. Robert Jackson	63,606
Dr. Judy Chiao	128,967
Dr. John Womelsdorf	115,000
All current executive officers as a group (2 persons)	421,514
All directors who are not executive officers (6 persons)	395,000
All employees and consultants (including all current officers who are not executive officers) as a group (46 persons)	243,192

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote ‘‘against’’ the proposal.

Summary of the 2006 Plan

A copy of the 2006 Plan has been filed with the SEC as an appendix to the electronic version of this proxy statement filed via EDGAR, and is available on the SEC’s website (http://www.sec.gov). The following description of the 2006 Plan is a summary and, as such, is qualified by reference to the complete text of the 2006 Plan.

Description of the Equity Incentive Plan

General.    The purpose of the equity incentive plan is to provide a means by which directors, officers and other employees of Cyclacel, its parent and subsidiaries can acquire and maintain ownership in Cyclacel, thereby strengthening their commitment to the success of Cyclacel and its subsidiaries and their desire to remain employed by Cyclacel and its subsidiaries. The equity incentive plan is also intended to attract, employ and retain directors, officers and other employees, to provide such people with additional incentive reward opportunities designed to encourage them to enhance the profitable growth of Cyclacel and its subsidiaries, and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (‘‘Section 162(m)’’). The equity incentive plan permits the grant of stock options, which may be either ‘‘incentive stock options’’ or nonstatutory stock options, restricted stock, restricted stock units, performance units, performance shares and stock appreciation rights (each, an ‘‘Award’’).

Administration.    The equity incentive plan generally may be administered by Cyclacel’s board of directors or the compensation committee of the board, in either case referred to as the ‘‘Administrator.’’ The Administrator may make any determinations deemed necessary or advisable for the equity incentive plan. The compensation committee generally will consist of two or more directors who qualify as ‘‘non-employee directors’’ under Rule 16b-3 of the Securities Exchange Act of 1934, and as ‘‘outside directors’’ under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the equity incentive plan). Notwithstanding the foregoing, the Administrator may delegate its authority to administer the equity incentive plan.

Subject to the terms of the equity incentive plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the equity incentive plan and outstanding Awards. The Administrator may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders. The Administrator may also provide that all or a portion of an Award shall be deferred or may approve a deferral election by the Award recipient.

Eligibility.    The Administrator selects the employees, consultants, and directors of Cyclacel or any parent or subsidiary of Cyclacel who will be granted Awards under the equity incentive plan. However, only employees may be granted incentive stock options. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants.

Limitations.    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of Cyclacel’s executive officers. In order to preserve Cyclacel’s ability to deduct the compensation income associated with options granted to such persons, the equity incentive plan provides that no employee may be granted, in any fiscal year of Cyclacel, (1) options to purchase more than 150,000 shares of Cyclacel’s common stock, (2) stock appreciation rights covering more than 150,000 shares, (3) restricted stock and restricted stock units covering more than 75,000 shares in the aggregate, and (4) performance shares and performance units covering more than 75,000 shares in the aggregate. Notwithstanding this limit, however, in connection with such individual’s initial employment with Cyclacel, he or she may be granted (1) options to purchase an additional 125,000 shares of Cyclacel’s common stock, (2) stock appreciation rights covering an additional 125,000 shares, (3) restricted stock and restricted stock units covering an additional 50,000 shares in the aggregate, and (4) performance shares and performance units covering an additional 50,000 shares in the aggregate.

Terms and Conditions of Awards.    Each Award is evidenced by an Award agreement between Cyclacel and the recipient and is subject to the terms and conditions determined by the Administrator in accordance with the equity incentive plan.

Stock Options

A stock option is the right to acquire shares of common stock at a fixed exercise price for a fixed period of time. Under the equity incentive plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not Cyclacel, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option, subject to the limitations described above.

(a) Exercise Price.    The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cyclacel or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

(b) Exercise of Option; Form of Consideration.    The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares of common stock issued upon exercise of an option is specified in each option agreement. The equity incentive plan permits payment to be made by cash, check, other shares of Cyclacel’s common stock (with some restrictions), cashless exercises, a reduction in the amount of Cyclacel’s liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option.    The term of an option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d) Nontransferability of Options.    Unless otherwise determined by the administrator, options granted under the equity incentive plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(e) Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the equity incentive plan as may be determined by the administrator.

Stock Appreciation Rights

Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which Cyclacel’s stock price exceeds the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. Cyclacel’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Administrator may determine.

Awards of stock appreciation rights may be granted in connection with all or any part of an option or may be granted independently of options. There are 2 types of stock appreciation rights available for grant under the Plan. A ‘‘tandem’’ stock appreciation right is a stock appreciation right granted in connection with an option that entitles the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. A tandem stock appreciation right may be exercised only with respect to the shares for which its related option is then exercisable. A ‘‘freestanding’’ stock appreciation right is one that is granted independent of any options.

The Administrator determines the number of stock appreciation rights granted, subject to the limits discussed above. The Administrator sets the terms of stock appreciation rights, except that the exercise price of a tandem stock appreciation right will be equal to the exercise price of the related option and the exercise price of a freestanding stock appreciation rights will not be less than 100% of the fair market value of a share on the grant date. The term of a stock appreciation right may not exceed ten (10) years from the date of grant.

When a tandem stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A tandem stock appreciation right which is granted in connection with an incentive stock option (a) will expire no later than the date on which the related option ceases to be exercisable or expires, (b) will be exercisable only when the fair market value of the shares subject to the related incentive stock option exceeds the exercise price of the related option and, (c) the value of the payout with respect to the tandem stock appreciation right may be no more than 100% of the difference between the exercise price of the underlying incentive stock option and the fair market value of the shares subject to the underlying option at the time the tandem stock appreciation rights is exercised. A freestanding stock appreciation right, which is granted without a related option, will be exercisable, in whole or in part, at such time as the Administrator will specify in the stock appreciation right Award agreement.

Restricted Stock and Restricted Stock Units

Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. Awards of restricted stock units are shares that vest in accordance with terms and conditions established by the Administrator.

The Administrator may set vesting criteria based upon the achievement of Company-wide, subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service), applicable federal or state securities or any other basis determined by the Committee. If the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see ‘‘Performance Goals’’ below for more information). The Administrator will determine the number of shares of restricted stock and the number of restricted stock units granted to any employee, consultant or director, subject to the limitations described above.

Unless the Administrator determines otherwise, shares of restricted stock will be held by the Company until any restrictions on the shares have lapsed. The Administrator may accelerate the time at which any restriction on restricted stock or restricted stock units may lapse or be removed. On the date set forth in the Award agreement, all unvested restricted stock will be forfeited to Cyclacel. When the applicable restrictions have lapsed, the recipient of an Award of restricted stock units shall be entitled to receive a payout of the number of restricted stock units as specified in the Award agreement. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof.

Performance Shares and Performance Units

Performance shares and performance units are Awards that will result in a payment to a participant only if performance goals and/or other vesting criteria established by the Administrator are achieved or the Awards otherwise vest. The applicable performance objectives will be determined by the Administrator, and may be based upon the achievement of goals which may be company-wide, subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws (including, without limitation, relative to the performance of other corporations or to continued employment or service), applicable federal or state securities or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see ‘‘Performance Goals’’ below for more information).

The Administrator will determine the number of performance shares and performance units granted to any employee, consultant or director, subject to the limitations described above.

Performance shares have an initial value equal to the fair market value of a share on the date of grant and performance units have an initial value that is established by the Administrator on or before the grant date. Performance shares may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion.

Payment of earned performance units or performance shares shall be made as soon as practicable after the expiration of the applicable performance period. The Administrator, in its sole discretion, may pay such earned Awards in cash, shares, or a combination thereof. On the date set forth in the Award agreement, all unearned or unvested performance shares will be forfeited to the Company.

Performance Goals

Under Section 162(m), the annual compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the equity incentive plan, setting limits on the number of Awards that any individual may receive and for Awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the equity incentive plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Administrator’s discretion, one or more of the following performance goals may apply (all of which are defined in the equity incentive plan): cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, revenue and total stockholder return. The Performance Goals may differ from participant to participant and from Award to Award.

Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of Cyclacel as a whole or a business unit of Cyclacel, and/or (5) on a pre-tax or after-tax basis. The Administrator also will adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

Miscellaneous

Nontransferability.    While an Award is subject to restrictions or has not fully vested, the Award generally may not be sold, transferred, pledged, assigned or otherwise alienated.

Termination of Service.    If an Award recipient’s service relationship with Cyclacel terminates for ‘‘cause’’ (as defined in the equity incentive plan), then any unexercised Award shall terminate immediately upon his or her termination of service. If an Award recipient’s service relationship with Cyclacel terminates for any reason other than for ‘‘cause’’ (excluding death or disability), then the recipient generally may exercise the Award, to the extent vested, within thirty (30) days of such termination to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of the Award as set forth in the Award agreement). If the recipient dies within three (3) months following such a termination, the Award generally may be exercised, to the extent vested, within 180 days’ of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to his or her death, the Award recipient’s personal representative, estate, or the person who acquires the right to exercise the Award by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to his or her death, the recipient’s estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s death. If an Award recipient’s service relationship with Cyclacel terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the Award by bequest or inheritance, as the case may be, generally may exercise the Award, to the extent the Award was vested on the date of termination, within one (1) year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one (1) year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an Award be exercised later than the expiration of the term of the Award as set forth in the Award agreement.

Adjustments Upon Changes in Capitalization.    In the event that Cyclacel’s common stock changes by reason of any stock split, reverse stock split, stock dividend, merger, reorganization, consolidation, recapitalization, separation, liquidation, repurchase, spin-off, split-up, share combination, reclassification or other similar change in Cyclacel’s capital structure, appropriate adjustments shall be made in the number and class of shares of stock subject to the equity incentive plan, the Section 162(m) limits regarding the per-person limits on the number of Awards that may be granted to a participant in any year and in connection with the participant’s initial employment with Cyclacel, the number, class and price of shares of stock subject to any Award outstanding under the equity incentive plant.

In the event of a liquidation or dissolution, all outstanding Awards will terminate immediately prior to the consummation of the proposed action, unless the Administrator determines otherwise. The Administrator may, in its sole discretion, provide that each Award recipient shall have the right to exercise all or any part of the outstanding Award, and that the restrictions on other Awards will lapse in full.

In connection with a merger with or into another corporation or a ‘‘change of control,’’ as defined in the equity incentive plan, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation. If the successor corporation refuses to assume the Awards or to substitute substantially equivalent awards, the Award will immediately vest and become exercisable as to all of the shares subject to such Award, or, if applicable, the Award will be deemed fully earned and will be paid out prior to the merger or change of control. In addition, if an option, stock appreciation right or right to purchase restricted stock has become fully vested and exercisable in lieu of assumption or substitution, the Committee will provide notice that the option, stock appreciation right or right to purchase restricted stock will immediately vest and become exercisable as to all of the shares subject to such Award and all outstanding options, stock appreciation rights and rights to purchase restricted stock will terminate upon the expiration of such notice period.

Amendment and Termination of the Plan.    Cyclacel’s board of directors may amend, alter, suspend or terminate the equity incentive plan, or any part thereof, at any time and for any reason. However, Cyclacel will obtain stockholder approval for any amendment to the equity incentive plan to the extent necessary and desirable to comply with applicable law. Unless terminated earlier, the equity incentive plan shall terminate ten (10) years from the date the equity incentive plan was adopted by Cyclacel’s board of directors.

Awards to be Granted to Certain Individuals and Groups

The number of Awards (if any) that an employee, consultant, or director may receive under the equity incentive plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our executive officers and directors have an interest in this proposal because they are eligible to receive Awards under the equity incentive plan. No equity awards have been made under the equity incentive plan. We expect that Cyclacel will grant equity awards to its executive officers following the completion of the Stock Purchase; however, the precise terms of such awards have not yet been determined.

Material Federal U.S. Income Tax Consequences of the Equity Incentive Plan

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Cyclacel of Awards granted under the equity incentive plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss. Note that as a result of the American Jobs Creation Act of 2004, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock may be taxable to participants before exercise of the option. As of the date hereof, how such options will be taxed is unclear.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units

A participant generally will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares. Note that as a result of the American Jobs Creation Act of 2004, restricted stock units and performance shares may be subject to additional tax if the Award is not granted and administered in compliance with the provisions of the American Jobs Creation Act of 2004.

Tax Effect for Cyclacel

Cyclacel generally will be entitled to a tax deduction in connection with an Award under the equity incentive plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the equity incentive plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting Cyclacel to receive a federal income tax deduction in connection with such Awards.

The foregoing is only a summary of the effect of U.S. federal income taxation upon us and award recipients with respect to the grant and exercise of Awards under the equity incentive plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s, director’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

Vote Required

Approval of the 2006 Plan requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER BY 1,384,205 SHARES TO AN AGGREGATE OF 3,000,000 SHARES OF COMMON STOCK.

PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

The Audit Committee has appointed Ernst & Young LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2007. The Board of Directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2006.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2006, and December 31, 2005, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2006	2005
Audit fees(1)	$762,820	$729,448
Audited related fees(2)	—	$3,640
Tax fees(3)	$84,926	$17,927

Total	$847,746	$751,015

(1)	Audit fees represent fees of Ernst & Young for the audit of the company’s annual consolidated financial statements; reviews of the company’s quarterly results of operations and reports on Form 10-Q; the audit of management’s assessment of the effectiveness of the company’s internal control over financial reporting and the audit of internal control over financial reporting; and the services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings, and similar engagements for each fiscal year shown, such as attest services, consents, and assistance with review of documents filed with the SEC.

(2)	Audit related fees relate to verification services in respect of government grants.

(3)	Tax fees represent tax compliance and return preparation and tax planning and advice.

All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) promulgated under the Exchange Act (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors.    Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Tax services include all services performed by Ernst & Young LLP, which represents us in connection with our tax matters, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

3. Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event that ratification of the appointment of Ernst & Young LLP as our independent public accountants is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the shares present and represented by proxy at the Annual Meeting is required to ratify the appointment of the independent public accountants.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2008, stockholder proposals must be received no later than December 10, 2007 If we do not receive notice of any matter to be considered for presentation at the Annual Meeting by March 21, 2008, management proxies may, although not included in the proxy statement, confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey, 07922.

Berkeley Heights, New Jersey
April 5, 2007

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (other than exhibits thereto), which provides additional information about us, is available on our website (www.cyclacel.com).

APPENDIX A

CYCLACEL PHARMACEUTICALS, INC.

COMPENSATION AND ORGANISATION DEVELOPMENT COMMITTEE CHARTER

Purpose

The purpose of the Compensation Committee (the ‘‘Committee’’) established pursuant to this charter is to discharge the responsibilities of the Company’s Board of Directors (the ‘‘Board’’) with respect to compensation matters for the Company’s executive officers and other employees, reporting annually to the Company’s stockholders on executive compensation matters, administration of the Company’s equity and other compensation plans, and such other actions and matters as the Board may from time to time authorize the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least three members of the Board of Directors. Such members will be elected by and serve at the discretion of the Board. Each Committee member will serve on the Committee during his or her respective term as a Board member, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, to the extent that the Board has members satisfying such criteria, each member of the Committee will be (1) ‘‘independent’’ as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a ‘‘non-employee director’’ under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, and (ii) as an ‘‘outside director’’ under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986. These terms are more fully described on Exhibit A attached hereto.

If one or more members of the Committee are absent from a meeting of the Committee or being present at a meeting recuse themselves from an action taken, the remaining members of the Committee (provided there are at least two such members), acting unanimously, shall have the power to take any necessary action. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee. No member of the Committee shall participate in any discussions or deliberations relating to such person’s own compensation or other matters in which such person has a material interest.

Except with respect to matters relating to compensation of the Company’s Chief Executive Officer, with respect to which the Board delegates to the Committee exclusive authority during such period of time that the Committee is impanelled with at least two qualifying members as required above, the Board simultaneously reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder.

Meetings

The Committee will meet at such times as it deems appropriate to discharge its duties hereunder. The Committee may act by unanimous written consent.

Responsibilities

The authority delegated to the Committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfil the responsibilities of the Committee hereunder.

1.	The Committee shall have the authority and responsibility to review and approve the Company’s strategy, guiding principles, objectives, policies and practices in the areas of compensation, performance evaluation, benefits, management development and human resource planning.

2.	The Committee shall have the authority and responsibility to assist the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer (CEO), executive vice presidents and senior vice presidents, and to oversee the development of executive and other senior management succession plans.

3.	The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, and in light of such review determine his or her compensation.

4.	The Company has authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee will delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

5.	The Committee has authority to administer the Company’s equity compensation plans, including without limitation, to approve the adoption of such plans, to reserve shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

6.	The Committee has authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

7.	Except with respect to the responsibilities set forth in paragraph 5 above, the Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any members of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company.

8.	The Committee will prepare an annual report to the Company’s stockholders on executive compensation that will be included in the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

9.	The Committee will make regular reports to the Board.

10.	The Committee will periodically review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

11.	The Committee will periodically review its own performance and report on its conclusions in this regard to the Board.

12.	The Committee has the authority to perform such other activities and functions as are required by law, applicable Nasdaq (or stock exchange) rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

Reports

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

Exhibit A

1.	Independent Director

The Compensation Committee must be composed solely of ‘‘independent’’ directors, as defined in NASD Rule 4200(a)(15). If the Compensation Committee is composed of at least three members, one non-independent director who is not a current officer or employee or family member of such person may serve on the Compensation Committee for up to two years.

The following would not be independent under NASD Rule 4200(a)(15):

(a)	An officer or employee of the company;

(b)	A director who has been employed by the company or any parent or subsidiary of the company within the past three years;

(c)	A director who received, or who had a family member who received, payments from the company of more than $60,000 during the current fiscal year or any of the past three years, other than compensation to the director for Board service or compensation to a family member who is an employee but not an executive officer of the company, its parent, or any subsidiary;

(d)	A director who is the immediate family member of any person who was an executive officer of the company or any parent or subsidiary of the company within the past three years;

(e)	A director who is a partner, executive offer, or controlling shareholder of any organization to which the company made,or from which the company received, payments that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more, during the current or any of the past three years, other than payments arising solely from investment;

(f)	A director who is an executive officer of another company where any of the company’s executive officers has served on the compensation committee of the other company within the past three years;

(g)	A director who was a partner or employee of the company’s outside auditor and worked on the company’s audit during the past three years; or

(h)	Any person who has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement.

2.	Non-Employee Director

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a)	Is not currently an officer (as defined in Rule 16a-1(f) of the issuer or a parent or subsidiary of the issuer, or otherwise employed by the issuer or a parent or subsidiary of the issuer;

(b)	Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of this chapter;

(c)	Does not possess any interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of this chapter; and

(d)	Is not engaged in a business relationship for which disclosure would be required pursuant to Rule404(b) of this chapter.

3.	Outside Director

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a)	Is not a current employee of the publicly held corporation;

(b)	Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c)	Has not been an officer of the publicly held corporation; and

(d)	Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. For this purpose, remuneration includes any payment in exchange for goods or services.

APPENDIX B

CYCLACEL PHARMACEUTICALS, INC.

DATED JANUARY 19, 2006

2006 EQUITY INCENTIVE PLAN

Effective March 16, 2006

B-i

B-ii

Cyclacel Pharmaceuticals, Inc. (the Company) hereby establishes the Cyclacel Pharmaceuticals, Inc. 2006 Equity Incentive Plan (the Plan) effective March 16, 2006, which has been approved by the holders of a majority of the shares of the stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company held on July 6, 2006.

1.    PURPOSE

The primary purpose of the Plan is to provide a means by which directors, officers and other employees of the Company and its Parent and Subsidiaries (as defined herein) can acquire and maintain equity ownership in the Company, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ, and retain directors, officers and other employees and to provide such persons with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2. DEFINITIONS

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

Affiliate means an ‘‘affiliate’’ within the meaning set forth in Rule 405 under the 1933 Act.

Award means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or SARs.

Award Agreement means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Grantee.

Board means the board of directors of the Company.

Cash Position means the Company’s or a business unit’s level of cash and cash equivalents.

Cause means discharge of a Grantee (a) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Subsidiary or affiliate, (b) for willful violation of a policy of the Company or any Subsidiary or affiliate, (c) for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any Subsidiary or affiliate; provided, however, that ‘‘Cause’’ shall instead have the meaning set forth in the Grantee’s written employment contract or in the Grantee’s Award Agreement. The determination of whether a discharge of a Grantee is for Cause shall be determined in good faith by the Committee whose decision shall be final and binding.

Change of Control means that any of the following events shall have occurred: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any ‘‘person’’ within the meaning of Sections 13(d)(3) and 14(d) of the 1934 Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the ‘‘beneficial owner’’ (as defined in Rule 13d-3 under the 1934 Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or

(y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board in office immediately prior to such transaction or event constitutes less than a majority of the Board thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if Cyclacel Group plc is or becomes the beneficial owner of 30% or more of the outstanding voting stock of the Company.

Committee means the committee of the Board appointed pursuant to Section 4.1.

Company means Cyclacel Pharmaceuticals, Inc., a Delaware corporation.

Consultant means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

Director means a member of the Board.

Disability means a disability of a nature that would qualify the Grantee for long-term benefits under the Company’s long-term disability plan; provided, however, that with respect to an Incentive Stock Option, ‘‘Disability’’ means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code.

Earnings Per Share means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

Effective Date means March 16, 2006, which is the date the Plan was adopted by the Board.

Employee means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute ‘‘employment’’ by the Company.

Exchange Program means a program under which (i) outstanding Awards are surrendered or canceled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Committee in its sole discretion.

Fair Market Value of any Share, as of any applicable date, means (a) if Shares are then listed on a national securities exchange, the ‘‘fair market value’’ shall be the closing price for a Share on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a Share on such exchange on the last preceding business day on which such security was traded; (b) if Shares are then not listed on a national securities exchange, the ‘‘fair market value’’ shall be the mean of the bid and asked prices for a Share in the over the counter market as reported by the NASDAQ Stock Market (NASDAQ) on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation; or (c) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Freestanding SAR means a SAR that is granted independently of any Option.

Grant Date means, with respect to an Award, the date the Award was granted.

Grantee means an individual who has been granted an Award.

Incentive Stock Option means an Option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Internal Revenue Code.

Internal Revenue Code means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

Net Income means as to any Performance Period, the income after taxes of the Company for the Performance Period determined in accordance with generally accepted accounting principles.

1934 Act means the Securities and Exchange Act of 1934, as amended.

1933 Act means the Securities Act of 1933, as amended.

Nonqualified Stock Option means an Option to purchase Shares that is not intended to be an Incentive Stock Option.

Operating Cash Flow means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

Operating Income means as to any Performance Period, the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

Option means any incentive stock option or nonqualified stock option granted under the Plan.

Option Price means the per share purchase price of a Share subject to an Option.

Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Performance Based Exception means the performance-based exception set forth in Section 162(m)(4)(C) of the Internal Revenue Code from the deductibility limitations of Section 162(m) of the Internal Revenue Code.

Performance Goals means the goals determined by the Committee, in its sole discretion, to be applicable to a Grantee with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company, and/or (v) to the extent not otherwise specified by the definition of the Performance Goal, on a pre-tax or after-tax basis.

Performance Period means the applicable time period established by the Committee, in its sole discretion, during which the performance objectives applicable to an Award must be met.

Performance Share means any Award granted under Section 8.

Performance Unit means any Award granted under Section 8.

Period of Restriction means the period during that Shares of Restricted Stock and Restricted Stock Units are subject to forfeiture and/or restrictions of transferability.

Plan means the Cyclacel Pharmaceuticals, Inc. 2006 Stock Option and Award Plan as set forth herein and as it may from time to time be amended.

Restricted Stock means any Award granted under Section 6.8.

Restricted Stock Unit means any Award granted under Section 6.8.

Return on Assets means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

Return on Equity means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

Return on Sales means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

Revenue means as to any Performance Period, the Company’s or business unit’s net sales, determined in accordance with generally accepted accounting principles.

SEC means the U.S. Securities and Exchange Commission.

Officer means a person who is an officer of the Company within the meaning of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

Section 16 Grantee means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

Service Provider means an Employee, Director or Consultant.

Share means the Common Stock of the Company, par value $0.001 per share.

Stock Appreciation Right or SAR means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

Subsidiary means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

10% Owner means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

Termination of Employment occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent or the acceptance by the Company of a directors resignation from the board; notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day on which the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary’s outstanding voting securities.

Total Stockholder Return means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3.    SHARES SUBJECT TO THE PLAN

3.1    Number of Shares

Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed 1,615,795 Shares. Any Shares issued in connection with Awards shall be counted as one Share for every Share subject thereto for purposes of the above limit. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. All Shares available for grant under the Plan may be issued in the form of Incentive Stock Options.

3.2    Lapsed Awards

If an Award terminates, expires or lapses, for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. If an Award expires, lapses or becomes unexercisable without having been exercised in full or, with respect to Options, Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

3.3    Adjustments in Awards and Authorized Shares

(a) Except with respect to the Reverse Stock Split (defined below), in the event of any merger, reorganization, consolidation, recapitalization, reclassification, separation, liquidation, stock dividend, stock split, reverse stock split, repurchase, spin-off, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares that may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards and any such adjustment may, in the sole discretion of the Committee, take the form of Options covering more than one class of Shares. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Notwithstanding anything to the contrary contained herein, the consummation of the 1 for 10 reverse stock split to be effected in connection with the transactions contemplated by the Stock Purchase Agreement, dated December 15, 2005, by and between the Company and Cyclacel Group plc (the ‘‘Reverse Stock Split’’), shall not effect the number of Shares available for grant under this plan which shall remain at 1,615,795 Shares following the Reverse Stock Split. The provisions of Section 3.3(a) shall not apply to the Reverse Stock Split.

(c) Any adjustment contained in this Section 3.3 shall be conclusive and binding for all purposes of the Plan.

3.4    Awards Granted to Non-US Employees

Awards may be granted to Service Providers who are foreign nationals or employed or provide services outside the United States, or both. Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which individuals (if any) employed by the Company outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards made to Grantees, and (iii) establish subplans and modified Option exercise procedures and other Award terms and procedures to the extent such actions may be necessary or advisable. Awards to such individuals may be made on such terms and conditions different from those applicable to employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for employees on assignment outside their home country.

3.5    Share Counting

The following shall apply in determining the number of Shares remaining available for grant under this Plan:

(a) In connection with the granting of an Option or other Award (other than a Performance Unit denominated in dollars), the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated, pursuant to Section 3.1; provided, however, that where a SAR is settled in Shares, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in such settlement. Shares used to pay the exercise price of an Option or the purchase price of Restricted Stock shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.

(b) Whenever any outstanding Option or other Award (or portion thereof) expires, is canceled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, forfeited, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted under this Plan.

(c) Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan.

4.    ADMINISTRATION

4.1    Administrative Committee

The Plan shall be administered by the Board unless the Board determines at any time that it shall be administered by the Compensation Committee of the Board, which shall consist of not less than two persons who are directors of the Company, each of whom shall qualify as (a) an ‘‘outside director’’ within the meaning of Section 162(m) of the Internal Revenue Code and (b) a ‘‘non-employee director’’ within the meaning of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act; provided, however, if there are less than two persons who so qualify, then the Committee shall consist of all the directors serving on the Board. The Board or the Compensation Committee (or their respective designees) administering the Plan is referred to herein as the ‘‘Committee’’).

4.2    Authority of the Committee

The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

(a) to grant Awards and to select the Service Providers to be granted Awards;

(b) to determine Fair Market Value;

(c) to determine (1) when Awards may be granted and any conditions that must be satisfied before an Award is made and (2) what types of Awards will be granted and the size and terms thereof, including, but not limited to, the exercise price, the date of grant, the time or times when Awards may be exercised (or are earned) (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(d) to institute an Exchange Program; however, the Committee may not institute an Exchange Program without stockholder approval, except for adjustments made pursuant to Section 3.3.

(e) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(f) to establish objectives and conditions for earning Awards;

(g) to determine whether an Award shall be evidenced by an agreement and, if so, to determine the terms of such agreement (which shall not be inconsistent with the Plan) and who must sign such agreement;

(h) to determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the performance period;

(i) to determine if and when an Award may be deferred;

(j) to determine whether the amount or payment of an Award should be reduced or eliminated;

(k) to determine the guidelines and/or procedures for the payment or exercise of Awards; and

(l) to determine whether an Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether any Awards granted Named Executive Officers (as defined for purposes of Section 162(m) of the Internal Revenue Code) comply with the Performance Based Exception under Section 162(m) of the Internal Revenue Code.

(m) to prescribe, amend, and rescind rules relating to the Plan;

(n) to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Awards shall be granted and to modify any such Award Agreement at any time (with the consent of the Grantee to the extent such modification is adverse to the Grantee); and

(o) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Award or Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award and binding on all parties concerned, including the Company, its stockholders and any person receiving an Award under the Plan.

To the extent not prohibited by law, the Committee may delegate its authority hereunder and may grant authority to employees or designate employees of the Company to execute documents on behalf of the Committee or to otherwise assist the Committee in the administration and operation of the Plan.

5.    STOCK OPTIONS

5.1    Grant of Options

Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion; provided, however, that Incentive Stock Options may be granted only to Employees. In selecting the individuals to whom Options may be granted, in determining the number of Shares subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. The Committee, in its sole discretion, may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. No Service Provider shall be granted Options covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted options covering an additional 125,000 Shares.

5.2    General Conditions

(a) The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

(b) The term of each Option shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as herein provided.

(c) A Grantee may, if otherwise eligible, be granted additional Options.

(d) No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

5.3    Option Price

No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to Section 5.4 with respect to Incentive Stock Options, the Option Price of an Option shall be at such price (which may not be less than 100% of the Fair Market Value of a Share on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, including as a result of the transactions contemplated by the Stock Purchase Agreement, dated as of December 15, 2005, by and between the Company and Cyclacel Group plc, as amended), as the Committee, in its discretion, shall determine.

5.4    Grant of Incentive Stock Options

At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall have an Option Price of (1) not less than 100% of the Fair Market Value of a Share on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of a Share on the Grant Date;

(b) shall have a term of not more than ten years (not more than five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee’s employer or any Parent or Subsidiary thereof (Other Plans)), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the $100,000 Limit). For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted;

(d) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans (Prior Grants) and any Incentive Stock Options under such grant (the Current Grant) that are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

(e) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(f) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option within two years of the date of grant or within one year of the date of exercise (except in the event of the death of the Grantee), within 10 days of such disposition.

5.5    Substitute Options

If the Committee cancels any Option granted under this Plan, (or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provided that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 5.7 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the canceled option; provided that no Option shall be canceled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be canceled.

5.6    Nontransferability

Unless the Committee shall otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee. With the approval of the Committee, an option may be transferred by gift to any member of the Grantee’s immediate family or to a trust for the benefit of one or more such immediate family members. For purposes of this Section 5.6, ‘‘immediate family’’ shall mean the Grantee’s spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee’s household (other than as a tenant or employee).

5.7    Exercise of Options

Subject to Sections 4.2(g), 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Award Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of Shares subject to the Option and by payment of the Option Price. The Option Price of any Shares shall be paid in full at the time of the exercise.

5.8    Payment of Option Price

The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Subject to applicable laws, in the discretion of the Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in (1) cash or check, (2) previously acquired Shares equal to the aggregate Option Price of the Shares as to which said Option shall be exercised (valued at its Fair Market Value on the business day next preceding the date of exercise) and which meet the conditions established by the Committee to avoid adverse accounting or securities law consequences (as determined by the Committee), (3) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (4) a reduction in the amount of any Company liability to the Grantee; (5) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws, or (6) any combination thereof. Payments in Shares shall be made by delivery of (a) stock certificates in negotiable form or (b) a completed attestation form prescribed by the Company setting forth the whole Shares of stock owned by the holder that the holder wishes to utilize to satisfy the exercise price or by any other method authorized by the Committee (including by cashless exercise to the extent not in violation of any applicable law). If certificates representing Shares are used to pay all or part of the purchase price of an Option, a separate certificate shall be delivered by the Company representing the same number of Shares as each certificate so used, and an additional certificate shall be delivered representing the additional Shares to which the holder of the Option is entitled as a result of the exercise of the Option

6.    STOCK APPRECIATION RIGHTS

6.1    Grant of SARs

Subject to the terms and conditions of the Plan, an SAR may be granted to Service Providers at any time or from time to time as determined by the Committee in its sole discretion. SARs may be granted alone or in tandem with Options. No Service Provider shall be granted SARS covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted SARs covering an additional 125,000 Shares.

6.2    Number of Shares

The Committee shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limits set forth in Section 6.1.

6.3    Exercise Price and Other Terms

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem SARs shall equal the Option Price of the related Option.

6.4    Exercise of Tandem SARs

Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the related Incentive Stock Option.

6.5    Exercise of Freestanding SARs

Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.6    Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares or a combination thereof.

6.7    Term of SARs

The term of a SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

6.8    SAR Agreement

Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.    RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1    Grant of Restricted Stock and Restricted Stock Units

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Service Providers in such amounts as the Committee, in its sole discretion, shall determine. Notwithstanding the foregoing, no Service Provider shall be granted Restricted Stock and Restricted Stock Units covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted Restricted Stock and Restricted Stock Units covering an additional 50,000 Shares in the aggregate.

7.2    Transferability

Shares of Restricted Stock and Shares received in respect of Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3    Restrictions

Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee, in its sole discretion, may deem advisable or appropriate, including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may also set restrictions based upon the achievement of specific performance objectives (Company-wide, Subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service)), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion, and may require recipients of Shares of Restricted Stock or Restricted Stock Units to pay a stipulated purchase price for such Shares of Restricted Stock or Restricted Stock Units.

7.4    Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Restricted Stock and Restricted Stock Units as ‘‘performance-based compensation’’ under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as ‘‘performance-based’’ compensation under Section 162(m) of the Internal Revenue Code. In granting Restricted Stock or Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock or Restricted Stock Units, as applicable, under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.5    Legend on Certificates or Book-Entry Registration for Restricted Shares

Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event that any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

7.6    Cancellation of Restricted Stock/Restricted Stock Units

On the date set forth in the Award Agreement, all unearned or unvested Shares of Restricted Stock and Restricted Stock Units shall be forfeited to the Company and reacquired at no cost by the Company; provided, however, that the Committee may, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, waive in whole or in part any remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

7.7    Earning of Restricted Stock Units

After the applicable Period of Restriction has ended, the Grantee shall be entitled to receive a payout of the number of Restricted Stock Units as specified in the Award Agreement. After the grant of a Restricted Stock Unit, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any restrictions for such Restricted Stock Unit.

7.8    Payment in Respect of Restricted Stock Units

Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

7.9    No Disposition During Period of Restriction

During the Period of Restriction, Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon Awards of Restricted Stock, the Committee may (a) cause a legend or legends to be placed on any certificates relating to Shares of Restricted Stock subject to an Award, or (b) issue ‘‘stop transfer’’ instructions, as it deems necessary or appropriate.

7.10    Dividend and Voting Rights

Unless otherwise determined by the Committee, during the Period of Restriction, Grantees who hold Shares of Restricted Stock or Restricted Stock Units shall not have the right to receive dividends in cash or other property or other distribution or rights in respect of such shares, and Grantees who hold Restricted Stock shall have the right to vote such Shares as the record owner thereof.

7.11    Award Agreement

Each Award of Restricted Stock and each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.12    Share Certificates

Each certificate issued for Shares of Restricted Stock shall be registered in the name of the Grantee and deposited with the Company or its designee. At the end of the Period of Restriction, a certificate representing the number of Shares to which the Grantee is then entitled shall be delivered to the Grantee free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

8.    PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1    Grant of Performance Units or Shares

Subject to the terms and provisions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion. No Service Provider shall be granted Performance Units or Performance Shares covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted an additional 50,000 Performance Shares and Performance Units in the aggregate.

8.2    Initial Value of Performance Units or Shares

Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3    Performance Objectives and Other Terms

The Committee shall set performance objectives in its discretion that, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to any Grantee. The applicable time period established by the Committee, in its sole discretion, during which the performance objectives must be met shall be called the ‘‘Performance Period’’.

8.4    General Performance Objectives

The Committee may set Performance Goals based upon the achievement of Company-wide, Subsidiary, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service) determined by the Committee in its sole discretion.

8.5    Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Performance Units or Performance Shares for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as ‘‘performance-based’’ compensation under Section 162(m) of the Internal Revenue Code. With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares or Performance Units, as applicable, under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8.6    Earning of Performance Units or Shares

After the applicable Performance Period has ended, the Grantee shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

8.7    Form and Timing of Payment

Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares, or a combination thereof.

8.8    Cancellation of Performance Units/Shares

On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company and reacquired at no cost by the Company.

9.    SECTION 162(M) DISCRETION

9.1    Negative Discretion

Notwithstanding the achievement of any Performance Goals established under this Plan, the Committee has the discretion by Grantee, to reduce some or all of an Award that would otherwise be paid.

9.2    Extraordinary Events

At, or at any time after, the time an Award is granted, and to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

10.    TAX WITHHOLDING

10.1    Mandatory Tax Withholding.

Whenever under the Plan, cash or Shares pursuant to an Award are to be delivered to an individual who is either a U.S. citizen or is otherwise subject to U.S. federal income taxes upon exercise or payment of an Award, the Company shall be entitled to require as a condition of delivery (a) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (b) the withholding of such sums from compensation otherwise due to the Grantee or from any Shares or cash due to the Grantee under the Plan, or (c) any combination of the foregoing.

If any disqualifying disposition described in Section 5.4(f) is made with respect to Shares acquired under an Incentive Stock Option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy any and all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

10.2    Elective Share Withholding

Subject to such terms and conditions as the Company may in its discretion determine, the Company may permit a Grantee to satisfy tax withholding obligations through the withholding by the Company of a portion of the Shares (‘‘Share Withholding’’) otherwise deliverable to such Grantee upon the exercise of an Award (‘‘Taxable Event’’) having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

11.    DEFERRED PAYMENTS

Subject to the terms of this Plan and applicable law, the Committee may determine that all or a portion of any Award to Grantee, whether it is to be paid in cash, Shares or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Grantees. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion; provided, however, that no deferral shall be permitted to the extent that any such deferral would adversely affect the tax treatment of any outstanding Awards under applicable law.

12.    TERMINATION OF EMPLOYMENT

12.1    Termination for Cause.

Except as may otherwise be provided in the Award Agreement, if the Grantee has a Termination of Employment for Cause, any unexercised Award shall terminate immediately upon the Grantee’s Termination of Employment.

12.2    Termination other than for Cause.

If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Award, to the extent exercisable on the date of the Grantee’s Termination of Employment, may be exercised as follows:

(a) Death.    Except as may otherwise be provided in the Award Agreement, if the Grantee’s Termination of Employment is caused by the death of the Grantee, then any unexercised Award to the extent exercisable on the date of the Grantee’s death, may be exercised in whole or in part, at any time within one year after the Grantee’s death by the Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution, but in no event beyond the scheduled expiration of the Award;

(b) Disability.    Except as may otherwise be provided in the Award Agreement, if the Grantee’s Termination of Employment is on account of the Disability of the Grantee, then any unexercised Award to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided, however, that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within one year after the Grantee’s Termination of Employment, or, if later, within 180 days after the Grantee’s death, but in no event beyond the scheduled expiration of the Award; and

(c) Other.    If the Grantee’s Termination of Employment is for any reason other than Cause, death or Disability, then except as may otherwise be provided in the Award Agreement, any unexercised Award, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within 30 days after such Termination of Employment; provided, however, that if the Grantee dies within such three-month period following such termination of Employment, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee’s death, but in no event beyond the scheduled expiration of the Award.

13.    EFFECTS OF A DISSOLUTION OR LIQUIDATION

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and right to purchase Restricted Stock) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

14.    EFFECTS OF A CHANGE OF CONTROL

In the event of a merger or Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall (i) fully vest in and have the right to exercise the Option, SAR or right to purchase Restricted Stock as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, and (ii) fully earn and receive a payout with respect to other Awards. If an Award becomes fully vested and exercisable (or earned, as applicable) in lieu of assumption or substitution in the event of a merger or Change in Control, the Committee shall notify the Participant in writing or electronically that (i) the Option, SAR or right to purchase Restricted Stock shall be fully vested and exercisable for a period determined by the Committee, and all outstanding Options, SARs and rights to purchase Restricted Stock shall terminate upon the expiration of such period and (ii) the other Awards shall be paid out immediately prior to the merger or Change in Control as if fully earned. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the assumed Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

15. MISCELLANEOUS

15.1    Securities Law Matters

(a) If the Committee deems it necessary to comply with the 1933 Act and there is not in effect a registration statement under the 1933 Act relating to the acquisition of the Shares pursuant to the Award, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.

(b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

15.2    Funding

Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

15.3    No Employment Rights

Neither the establishment of the Plan nor the granting of any Award shall be construed to (i) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

15.4    Awards Under Other Plans or Sub-Plans

The Company or a Subsidiary may grant awards relating to Shares under other plans or programs including sub-plans under this Plan. The Committee in its discretion may determine that such awards shall be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan similar to Shares issued in settlement of Awards and shall, when issued, reduce the number of Shares available under Section 3 in the case of Awards originally granted under the Plan.

15.5    Rights as a Stockholder

A Grantee shall not by reason of any Award have any right as a stockholder of the Company with respect to the Shares that may be deliverable upon exercise of such Award until such Shares have been delivered to him. Except as may otherwise be provided in the applicable Award Agreement, as a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Shares.

15.6    Nature of Payments

Any and all grants or deliveries of Shares hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

15.7    Nonuniform Determinations

Neither the Committee’s nor the Board’s determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 12, of Terminations of Employment. Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

15.8    Amendment of the Plan

The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Shares pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any securities exchange on which are listed any of the Company’s equity securities.

15.9    Termination of the Plan

The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award or Award Agreement then outstanding under the Plan.

15.10    No Illegal Transactions

The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority that may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Shares or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

15.11    No Loans

No loans from the Company to Grantee shall be permitted under this Plan.

15.12    Assignment or Transfer

Unless the Committee shall specifically determine otherwise, no Award under the Plan or any rights or interest therein shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Grantee’s lifetime, only by the Grantee. Once awarded, the Shares received by a Grantee may be freely transferred, assigned, pledged or otherwise subjected to lien, subject to the restrictions imposed by the 1933 Act, Section 16 of the 1934 Act and the Company’s insider trading policy (if any), each as amended from time to time.

15.13    Beneficiary Designation

To the extent allowed by the Committee, each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

15.14    Cost and Expenses

The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Grantee unless the Committee otherwise determines in its sole discretion.

15.15    Fractional Shares

Fractional Shares shall not be issued or transferred under an Award, but the Committee may pay cash in lieu of a fraction or round the fraction, in its discretion.

15.16    Indemnification

Provisions for the indemnification of officers and directors of the Company in connection with the administration of the Plan shall be as set forth in the Company’s Certificate of Incorporation and Bylaws as in effect from time to time.

15.17    Severability

If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.18    Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

15.19    Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business or assets of the Company.

15.20    Headings

The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.21    Number and Gender

When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

15.22    Controlling Law

The laws of the State of Delaware, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.

CYCLACEL PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 9, 2007 in connection with the Annual Meeting to be held at the company’s headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, on Monday, May 21, 2007 at 2:00 p.m. Eastern Time, and hereby appoints Spiro Rombotis and Paul McBarron and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Cyclacel Pharmaceuticals, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THREE CLASS 1 DIRECTORS, FOR THE AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER AND FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.    ELECTION OF THREE CLASS 1 DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE).

[ ] FOR	[ ] WITHHOLD	[ ] FOR ALL NOMINEES EXCEPT

	NOMINEES:	SIR JOHN BANHAM
PROFESSOR GORDON McVIE DANIEL SPIEGELMAN

2.    APPROVAL OF THE AMENDMENT OF THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER.

[    ] FOR                        [    ] WITHHOLD                        [    ] ABSTAIN

3.    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

[    ] FOR                        [    ] WITHHOLD                        [    ] ABSTAIN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

CYCLACEL PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
May 21, 2007
Please date, sign and mail your proxy card as soon as possible.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes.

NOTE:    Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Date:

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